Exhibit 5.1

[Letterhead Of Bryan Cave LLP]

April 16, 2015

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re: Registration Statement on Form S-4 filed by Omega Healthcare Investors, Inc. (File No. 333-_______)

Ladies and Gentlemen:

We have served as special counsel to Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) filed by the Parent and by the subsidiary guarantors listed on Schedule I hereto (the “Guarantors”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offer by the Parent (the “Exchange Offer”) to exchange up to $250,000,000 in aggregate principal amount of the Parent’s registered 4.50% Senior Notes due 2025 (the “Exchange Notes”) for an equal aggregate principal amount of its existing 4.50% Senior Notes due 2025 issued and outstanding in the aggregate principal amount of $250,000,000 (the “Initial Notes”), under the indenture dated as of September 11, 2014 (the “Original Indenture”), among the Parent, the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain (a) First Supplemental Indenture, dated as of November 25, 2014, (b) Second Supplemental Indenture, dated as of January 23, 2015, (c) Third Supplemental Indenture, dated as of March 2, 2015, and (d) Fourth Supplemental Indenture, dated as of April 1, 2015 (the Original Indenture, as so supplemented, being herein referred to as the “Indenture”). All capitalized terms which are defined in the Indenture shall have the same meanings when used herein, unless otherwise specified.

In connection herewith, we have examined:

(1)	the Registration Statement (including all exhibits thereto);

(2)	an executed copy of the Indenture, including the form of the guarantees of the Exchange Notes (each, a “Guarantee,” and collectively, the “Guarantees”) provided for therein;

(3)	executed copies of the Initial Notes;

(4)	the form of the Exchange Notes;

Omega Healthcare Investors, Inc.

April 16, 2015

(5)	the charter, certificate or articles of incorporation, formation or trust and bylaws, limited liability company agreement, limited partnership agreement or other organizational documents of the Parent and each of the Guarantors incorporated, formed or organized under the laws of the States of Arizona, California, Colorado, Delaware, Illinois, Maryland, and Texas (such Guarantors, as so identified on Schedule I hereto, being sometimes collectively referred to herein as the “Identified Guarantors”), as in effect on the date hereof and as certified by the applicable Secretary, Assistant Secretary or other appropriate representative of the Parent or the Identified Guarantors (the “Organizational Documents”);

(6)	a certificate of legal existence and good standing for the Parent and each of the Identified Guarantors as of the date indicated on Schedule III; and

(7)	certificates of the respective Secretaries, Assistant Secretaries or other appropriate representatives of the Parent and each of the Identified Guarantors, certifying as to resolutions relating to the transactions referred to herein and the incumbency of officers.

The documents referenced as items (1) through (4) above are collectively referred to as the “Transaction Documents.” The documents referenced as items (1) through (7) above are collectively referred to as the “Reviewed Documents.”

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other corporate, limited liability company, limited partnership or trust records, agreements and instruments of the Parent and of the Identified Guarantors, certificates of public officials and officers or other appropriate representatives of the Parent and the Identified Guarantors, and such other documents, records and instruments, and we have made such legal and factual inquiries, as we have deemed necessary or appropriate as a basis for us to render the opinions hereinafter expressed. In our examination of the Reviewed Documents and the foregoing, we have assumed the genuineness of all signatures, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) or other sites maintained by a court or government authority or regulatory body, and the authenticity of the originals or such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Commission on EDGAR or such court or governmental authority or regulatory body, we have assumed that the document so filed is identical to the document we examined except for formatting changes. When relevant facts were not independently established, we have relied without independent investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Parent and the Identified Guarantors.

In connection herewith, we have assumed that, other than with respect to the Parent and the Guarantors, all of the documents referred to in this opinion have been duly authorized by, have been duly executed and delivered by, and constitute the valid, binding and enforceable obligations

Omega Healthcare Investors, Inc.

April 16, 2015

of, all of the parties thereto, all of the signatories to such documents have been duly authorized by all such parties and all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

We have further assumed, with your permission, that (i) each of the Guarantors other than the Identified Guarantors (each, an “Other Guarantor,” and collectively, the “Other Guarantors”) has been duly organized and is validly existing in good standing under the laws of its state of organization, (ii) the execution and delivery by each such Other Guarantor of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder are within its organizational power and have been duly authorized by all necessary action (corporate or other) on its part, (iii) each of the Transaction Documents to which any Other Guarantor is a party has been duly executed and delivered by each such Other Guarantor and (iv) the execution and delivery by each Other Guarantor of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder do not result in any violation by it of the provisions of its organizational documents. We understand that you are receiving opinion letters, dated the date hereof, from the various law firms indicated on Schedule II hereto (the “Local Counsel Opinions”), as to the validity and binding nature of the Guarantees against the Other Guarantors under the laws of the Other Guarantors’ respective states of organization, and that such opinion letters are being filed as exhibits to the Registration Statement as indicated on Schedule II hereto. With your permission we have assumed the correctness of the conclusions set forth in the Local Counsel Opinions and express no opinion herein with regard thereto.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions set forth herein, we are of the opinion that, when (i) the Registration Statement has become effective under the Act, (ii) the Indenture has become duly qualified under the Trust Indenture Act of 1939, as amended, and (iii) the Exchange Notes (in the form examined by us) have been duly executed by the Parent and authenticated and delivered by the Trustee and issued in exchange for the Initial Notes and the Guarantees (in the form examined by us) have been duly executed by the Guarantors, each in accordance with the provisions of the Indenture upon consummation of the Exchange Offer, and otherwise in accordance with the terms of the Registration Statement and the exhibits thereto:

(1)	the Exchange Notes will constitute valid and binding obligations of the Parent; and

(2)	each Guarantee will constitute a valid and binding obligation of the Guarantor that is a party thereto.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein is further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

(a)          Our opinions set forth herein reflect only the application of applicable Arizona, California, Colorado, Illinois, New York and Texas State law (excluding the securities and blue sky laws of such states, as to which we express no opinion), and to the extent required by the foregoing opinions, the General Corporation Law of the State of Delaware (8 Delaware Code Chapter 1), the Delaware Limited Liability Company Act (6 Delaware Code Chapter 18), the Delaware Revised Uniform Limited Partnership Act (6 Delaware Code Chapter 17), and the

Omega Healthcare Investors, Inc.

April 16, 2015

Delaware Statutory Trust Act (12 Delaware Code Chapter 38), the Maryland General Corporation Law (Titles 1-3, Corporations and Associations, Maryland Code), the Maryland Limited Liability Company Act (Title 4A, Corporations and Associations, Maryland Code), the Maryland Uniform Revised Limited Partnership Act (Title 9A, Corporations and Associations, Maryland Code) and the Maryland Business Trust Act (Title 12, Corporations and Associations, Maryland Code) (the jurisdictions referred to in this sentence being sometimes collectively referred to herein as the “Opinion Jurisdictions”). The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of the laws of any jurisdiction other than the Opinion Jurisdictions, or in the case of Delaware and Maryland, any other laws of such states.

(b)          Our opinions contained herein may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c)          Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating, or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

(d)          We express no opinion as to:

(i)          the enforceability of (A) any provision of the Indenture, the Exchange Notes or Guarantees (collectively, the “Operative Documents”) purporting or attempting to (1) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (2) confer subject matter jurisdiction on a court not having independent grounds therefor, (3) modify or waive the requirements for effective service of process for any action that may be brought, (4) waive the right of the Parent, any Guarantor or any other person to a trial by jury, (5) provide that remedies are cumulative or that decisions by a party are conclusive, (6) modify or waive the rights to notice, legal defenses, statutes of limitations or

Omega Healthcare Investors, Inc.

April 16, 2015

other benefits that cannot be waived under applicable law or (7) provide for or grant a power of attorney, or (B) any provision of the Operative Documents relating to choice of law; or

(ii)         the enforceability of (A) any rights to indemnification or contribution provided for in the Operative Documents which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights, (B) any provisions in the Operative Documents purporting to provide to the Trustee or any other person the right to receive costs and expenses beyond those reasonably incurred by it, or (C) provisions in the Operative Documents whose terms are left open for later resolution by the parties.

(e)         Enforceability of the Guarantees is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the Guarantees may be unenforceable under or limited by the laws of the Opinion Jurisdictions; however, such laws do not in our opinion, substantially prevent the practical realization of the benefits intended by the Guarantees, except that the application of principles of guaranty and suretyship to the acts or omissions of the holder of the Guarantees after execution and delivery of such Guarantees may prevent the practical realization of the benefits intended by the Guarantees through a release or discharge of one or more Guarantors.

(f)         We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purposes.

We do not render any opinions except as set forth above. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name under the caption “Legal Matters” in the prospectus filed as a part thereof. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

/s/ Bryan Cave LLP

Bryan Cave LLP

Schedule I

Schedule I

Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Encanto Senior Care, LLC	Arizona
11900 East Artesia Boulevard, LLC	California
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
2400 Parkside Drive, LLC	California
245 East Wilshire Avenue, LLC	California
3806 Clayton Road, LLC	California
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Golden Hill Real Estate Company, LLC	California
2425 Teller Avenue, LLC	Colorado
Bayside Colorado Healthcare Associates, LLC	Colorado
OHI (Connecticut), LLC	Connecticut
446 Sycamore Road, L.L.C.	Delaware
Albany Street Property, L.L.C.	Delaware
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Capital Corporation	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bayside Street II, LLC	Delaware
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
CFG 2115 Woodstock Place LLC	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
Clarkston Care, L.L.C.	Delaware
Colonial Madison Associates, L.L.C.	Delaware
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village, LP	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Fort Stockton Property, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
Gardnerville Property, L.L.C.	Delaware
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Illinois Missouri Properties, L.L.C.	Delaware
Iowa Lincoln County Property, L.L.C.	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE – E, LLC	Delaware
OHI Asset CSE – U, LLC	Delaware
OHI Asset CSE–E Subsidiary, LLC	Delaware
OHI Asset CSE–U Subsidiary, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Healthcare Properties Holdco, Inc.	Delaware
OHI Healthcare Properties Limited Partnership	Delaware
OHI Mezz Lender, LLC	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Orange ALF Property, L.L.C.	Delaware
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Panama City Nursing Center LLC	Delaware
Peabody Associates Two, L.L.C.	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pocatello Idaho Property, L.L.C.	Delaware
Prescott Arkansas, L.L.C.	Delaware
Ravenna Ohio Property, L.L.C.	Delaware
Richland Washington, L.L.C.	Delaware
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Maitland LLC	Delaware
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
Star City Arkansas, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Stevens Avenue Property, L.L.C.	Delaware
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texhoma Avenue Property, L.L.C.	Delaware
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware
Whitlock Street Property, L.L.C.	Delaware
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware
Florida Real Estate Company, LLC	Florida
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Skyler Pensacola, LLC	Florida
Chippewa Valley, L.L.C.	Illinois

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
Commerce Nursing Homes, L.L.C.	Illinois
Effingham Associates, L.L.C.	Illinois
Heritage Monterey Associates, L.L.C.	Illinois
Hobbs Associates, L.L.C.	Illinois
Idaho Associates, L.L.C.	Illinois
Montana Associates, L.L.C.	Illinois
OHI (Illinois), LLC	Illinois
Orange, L.L.C.	Illinois
Pomona Vista L.L.C.	Illinois
Red Rocks, L.L.C.	Illinois
Rose Baldwin Park Property L.L.C.	Illinois
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Sun-Mesa Properties, L.L.C.	Illinois
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
Sterling Acquisition, LLC	Kentucky
48 High Point Road, LLC	Maryland
Arizona Lessor – Infinia, LLC	Maryland
Bayside Street, LLC	Maryland
Colorado Lessor - Conifer, LLC	Maryland
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Florida Lessor – Meadowview, LLC	Maryland
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Indiana Lessor – Wellington Manor, LLC	Maryland
OHI Asset (PA), LP	Maryland
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Tennessee, LLC	Maryland
Omega TRS I, Inc.	Maryland
PV Realty–Willow Tree, LLC	Maryland
Texas Lessor – Stonegate GP, LLC	Maryland
Texas Lessor – Stonegate, Limited, LLC	Maryland
Texas Lessor – Stonegate, LP	Maryland
Washington Lessor – Silverdale, LLC	Maryland
OHIMA, LLC	Massachusetts
1200 Ely Street Holdings Co. LLC	Michigan
42235 County Road Holdings Co. LLC	Michigan
Dixie White House Nursing Home, LLC	Mississippi
Ocean Springs Nursing Home, LLC	Mississippi
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Alamogordo Aviv, L.L.C.	New Mexico
Clayton Associates, L.L.C.	New Mexico

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
Raton Property Limited Company	New Mexico
Canton Health Care Land, LLC	Ohio
Colonial Gardens, LLC	Ohio
Dixon Health Care Center, LLC	Ohio
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Meridian Arms Land, LLC	Ohio
Orange Village Care Center, LLC	Ohio
St. Mary’s Properties, LLC	Ohio
The Suburban Pavilion, LLC	Ohio
Wilcare, LLC	Ohio
Bala Cynwyd Real Estate, LP	Pennsylvania
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Wheeler Healthcare Associates, L.L.C.	Texas

Schedule II

Schedule II

Local Counsel

Law Firm	State	Exhibit
Robinson & Cole LLP	Connecticut	Exhibit 5.2
Akerman LLP	Florida	Exhibit 5.3
Ice Miller LLP	Indiana	Exhibit 5.4
Baudino Law Group, PLC	Iowa	Exhibit 5.5
Wyatt, Tarrant & Combs, LLP	Kentucky	Exhibit 5.6
Partridge, Snow & Hahn LLP	Massachusetts	Exhibit 5.7
Miller, Johnson, Snell & Cummiskey, P.L.C.	Michigan	Exhibit 5.8
Butler Snow, LLP	Mississippi	Exhibit 5.9
Jones & Smith Law Firm, LLC	New Mexico	Exhibit 5.10
Dinsmore & Shohl LLP	Ohio	Exhibit 5.11
Montgomery, McCracken, Walker & Rhoads, LLP	Pennsylvania	Exhibit 5.12

Schedule III

Schedule III

LIST OF GOOD STANDING CERTIFICATES

(Omega Healthcare Investors, Inc. and each Identified Guarantor)

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Encanto Senior Care, LLC	Arizona	March 13, 2015
11900 East Artesia Boulevard, LLC	California	March 13, 2015
13922 Cerise Avenue, LLC	California	March 13, 2015
1628 B Street, LLC	California	March 13, 2015
2400 Parkside Drive, LLC	California	March 13, 2015
245 East Wilshire Avenue, LLC	California	March 13, 2015
3806 Clayton Road, LLC	California	March 13, 2015
523 Hayes Lane, LLC	California	March 13, 2015
637 East Romie Lane, LLC	California	March 13, 2015
Golden Hill Real Estate Company, LLC	California	March 13, 2015
2425 Teller Avenue, LLC	Colorado	March 13, 2015
Bayside Colorado Healthcare Associates, LLC	Colorado	March 13, 2015
OHI (Connecticut), LLC	Connecticut	March 13, 2015
446 Sycamore Road, L.L.C.	Delaware	March 20, 2015
Arkansas Aviv, L.L.C.	Delaware	March 20, 2015
Arma Yates, L.L.C.	Delaware	March 20, 2015
Avery Street Property, L.L.C	Delaware	March 20, 2015
Aviv Asset Management, L.L.C.	Delaware	March 20, 2015
Aviv Financing I, L.L.C.	Delaware	March 20, 2015
Aviv Financing II, L.L.C.	Delaware	March 20, 2015
Aviv Financing III, L.L.C.	Delaware	March 20, 2015
Aviv Financing IV, L.L.C.	Delaware	March 20, 2015
Aviv Financing V, L.L.C.	Delaware	March 20, 2015
Aviv Foothills, L.L.C.	Delaware	March 20, 2015
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware	March 20, 2015
Aviv Liberty, L.L.C.	Delaware	March 20, 2015
Avon Ohio, L.L.C.	Delaware	March 20, 2015
Bayside Street II, LLC	Delaware	March 19, 2015
Belleville Illinois, L.L.C.	Delaware	March 20, 2015
Bellingham II Associates, L.L.C.	Delaware	March 20, 2015
Bethel ALF Property, L.L.C.	Delaware	March 20, 2015
BHG Aviv, L.L.C.	Delaware	March 20, 2015
Biglerville Road, L.L.C.	Delaware	March 20, 2015
Bonham Texas, L.L.C.	Delaware	March 20, 2015
Bradenton ALF Property, L.L.C.	Delaware	March 20, 2015
Burton NH Property, L.L.C.	Delaware	March 20, 2015
California Aviv Two, L.L.C.	Delaware	March 20, 2015
California Aviv, L.L.C.	Delaware	March 20, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Camas Associates, L.L.C.	Delaware	March 20, 2015
Carnegie Gardens LLC	Delaware	March 6, 2015
Casa/Sierra California Associates, L.L.C.	Delaware	March 20, 2015
CFG 2115 Woodstock Place LLC	Delaware	March 6, 2015
Champaign Williamson Franklin, L.L.C.	Delaware	March 20, 2015
Chardon Ohio Property Holdings, L.L.C.	Delaware	March 20, 2015
Chardon Ohio Property, L.L.C.	Delaware	March 20, 2015
Chatham Aviv, L.L.C.	Delaware	March 20, 2015
Clarkston Care, L.L.C.	Delaware	March 20, 2015
Colonial Madison Associates, L.L.C.	Delaware	March 20, 2015
Columbus Texas Aviv, L.L.C.	Delaware	March 20, 2015
Columbus Western Avenue, L.L.C.	Delaware	March 20, 2015
Colville Washington Property, L.L.C.	Delaware	March 20, 2015
Commerce Sterling Hart Drive, L.L.C.	Delaware	March 20, 2015
Conroe Rigby Owen Road, L.L.C.	Delaware	March 20, 2015
CR Aviv, L.L.C.	Delaware	March 20, 2015
Crooked River Road, L.L.C.	Delaware	March 20, 2015
CSE Albany LLC	Delaware	March 6, 2015
CSE Amarillo LLC	Delaware	March 6, 2015
CSE Arden L.P.	Delaware	March 6, 2015
CSE Augusta LLC	Delaware	March 6, 2015
CSE Bedford LLC	Delaware	March 6, 2015
CSE Blountville LLC	Delaware	March 6, 2015
CSE Bolivar LLC	Delaware	March 6, 2015
CSE Cambridge LLC	Delaware	March 6, 2015
CSE Cambridge Realty LLC	Delaware	March 6, 2015
CSE Camden LLC	Delaware	March 6, 2015
CSE Canton LLC	Delaware	March 6, 2015
CSE Casablanca Holdings II LLC	Delaware	March 6, 2015
CSE Casablanca Holdings LLC	Delaware	March 6, 2015
CSE Cedar Rapids LLC	Delaware	March 6, 2015
CSE Centennial Village, LP	Delaware	March 19, 2015
CSE Chelmsford LLC	Delaware	March 6, 2015
CSE Chesterton LLC	Delaware	March 6, 2015
CSE Claremont LLC	Delaware	March 6, 2015
CSE Corpus North LLC	Delaware	March 6, 2015
CSE Denver Iliff LLC	Delaware	March 6, 2015
CSE Denver LLC	Delaware	March 6, 2015
CSE Douglas LLC	Delaware	March 6, 2015
CSE Elkton LLC	Delaware	March 6, 2015
CSE Elkton Realty LLC	Delaware	March 6, 2015
CSE Fairhaven LLC	Delaware	March 10, 2015
CSE Fort Wayne LLC	Delaware	March 6, 2015
CSE Frankston LLC	Delaware	March 6, 2015
CSE Georgetown LLC	Delaware	March 6, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
CSE Green Bay LLC	Delaware	March 6, 2015
CSE Hilliard LLC	Delaware	March 6, 2015
CSE Huntingdon LLC	Delaware	March 6, 2015
CSE Huntsville LLC	Delaware	March 6, 2015
CSE Indianapolis-Continental LLC	Delaware	March 6, 2015
CSE Indianapolis-Greenbriar LLC	Delaware	March 6, 2015
CSE Jacinto City LLC	Delaware	March 6, 2015
CSE Jefferson City LLC	Delaware	March 6, 2015
CSE Jeffersonville-Hillcrest Center LLC	Delaware	March 6, 2015
CSE Jeffersonville-Jennings House LLC	Delaware	March 6, 2015
CSE Kerrville LLC	Delaware	March 6, 2015
CSE King L.P.	Delaware	March 6, 2015
CSE Kingsport LLC	Delaware	March 6, 2015
CSE Knightdale L.P.	Delaware	March 6, 2015
CSE Lake City LLC	Delaware	March 6, 2015
CSE Lake Worth LLC	Delaware	March 6, 2015
CSE Lakewood LLC	Delaware	March 6, 2015
CSE Las Vegas LLC	Delaware	March 6, 2015
CSE Lawrenceburg LLC	Delaware	March 6, 2015
CSE Lenoir L.P.	Delaware	March 6, 2015
CSE Lexington Park LLC	Delaware	March 6, 2015
CSE Lexington Park Realty LLC	Delaware	March 6, 2015
CSE Ligonier LLC	Delaware	March 6, 2015
CSE Live Oak LLC	Delaware	March 6, 2015
CSE Lowell LLC	Delaware	March 6, 2015
CSE Marianna Holdings LLC	Delaware	March 6, 2015
CSE Memphis LLC	Delaware	March 6, 2015
CSE Mobile LLC	Delaware	March 6, 2015
CSE Moore LLC	Delaware	March 6, 2015
CSE North Carolina Holdings I LLC	Delaware	March 6, 2015
CSE North Carolina Holdings II LLC	Delaware	March 6, 2015
CSE Omro LLC	Delaware	March 6, 2015
CSE Orange Park LLC	Delaware	March 6, 2015
CSE Orlando-Pinar Terrace Manor LLC	Delaware	March 6, 2015
CSE Orlando-Terra Vista Rehab LLC	Delaware	March 6, 2015
CSE Pennsylvania Holdings, LP	Delaware	March 19, 2015
CSE Piggott LLC	Delaware	March 6, 2015
CSE Pilot Point LLC	Delaware	March 6, 2015
CSE Pine View LLC	Delaware	March 6, 2015
CSE Ponca City LLC	Delaware	March 6, 2015
CSE Port St. Lucie LLC	Delaware	March 6, 2015
CSE Richmond LLC	Delaware	March 6, 2015
CSE Ripley LLC	Delaware	March 6, 2015
CSE Ripon LLC	Delaware	March 6, 2015
CSE Safford LLC	Delaware	March 6, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
CSE Salina LLC	Delaware	March 6, 2015
CSE Seminole LLC	Delaware	March 6, 2015
CSE Shawnee LLC	Delaware	March 6, 2015
CSE Spring Branch LLC	Delaware	March 6, 2015
CSE Stillwater LLC	Delaware	March 6, 2015
CSE Taylorsville LLC	Delaware	March 6, 2015
CSE Texarkana LLC	Delaware	March 6, 2015
CSE Texas City LLC	Delaware	March 6, 2015
CSE The Village LLC	Delaware	March 6, 2015
CSE Upland LLC	Delaware	March 6, 2015
CSE Walnut Cove L.P.	Delaware	March 6, 2015
CSE West Point LLC	Delaware	March 6, 2015
CSE Whitehouse LLC	Delaware	March 6, 2015
CSE Williamsport LLC	Delaware	March 6, 2015
CSE Winter Haven LLC	Delaware	March 6, 2015
CSE Woodfin L.P.	Delaware	March 6, 2015
CSE Yorktown LLC	Delaware	March 6, 2015
Cuyahoga Falls Property, L.L.C.	Delaware	March 20, 2015
Dallas Two Property, L.L.C.	Delaware	March 20, 2015
Darien ALF Property, L.L.C.	Delaware	March 20, 2015
Denison Texas, L.L.C.	Delaware	March 20, 2015
Desert Lane LLC	Delaware	March 6, 2015
East Rollins Street, L.L.C.	Delaware	March 20, 2015
Edgewood Drive Property, L.L.C.	Delaware	March 20, 2015
Elite Mattoon, L.L.C.	Delaware	March 20, 2015
Elite Yorkville, L.L.C.	Delaware	March 20, 2015
Falcon Four Property Holding, L.L.C.	Delaware	March 20, 2015
Falcon Four Property, L.L.C.	Delaware	March 20, 2015
Falfurrias Texas, L.L.C.	Delaware	March 20, 2015
Florida ALF Properties, L.L.C.	Delaware	March 20, 2015
Florida Four Properties, L.L.C.	Delaware	March 20, 2015
Fort Stockton Property, L.L.C.	Delaware	March 20, 2015
Four Fountains Aviv, L.L.C.	Delaware	March 20, 2015
Fredericksburg South Adams Street, L.L.C.	Delaware	March 20, 2015
Freewater Oregon, L.L.C.	Delaware	March 20, 2015
Fullerton California, L.L.C.	Delaware	March 20, 2015
Gardnerville Property, L.L.C.	Delaware	March 20, 2015
Germantown Property, L.L.C.	Delaware	March 20, 2015
Giltex Care, L.L.C.	Delaware	March 20, 2015
Glendale NH Property, L.L.C.	Delaware	March 20, 2015
Gonzales Texas Property, L.L.C.	Delaware	March 20, 2015
Great Bend Property, L.L.C.	Delaware	March 20, 2015
Greenbough, LLC	Delaware	March 6, 2015
Greenville Kentucky Property, L.L.C.	Delaware	March 20, 2015
HHM Aviv, L.L.C.	Delaware	March 20, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Hidden Acres Property, L.L.C.	Delaware	March 20, 2015
Highland Leasehold, L.L.C.	Delaware	March 20, 2015
Hot Springs Atrium Owner, LLC	Delaware	March 11, 2015
Hot Springs Aviv, L.L.C.	Delaware	March 20, 2015
Hot Springs Cottages Owner, LLC	Delaware	March 11, 2015
Hot Springs Marina Owner, LLC	Delaware	March 11, 2015
Houston Texas Aviv, L.L.C.	Delaware	March 20, 2015
Hutchinson Kansas, L.L.C.	Delaware	March 20, 2015
Illinois Missouri Properties, L.L.C.	Delaware	March 20, 2015
Iowa Lincoln County Property, L.L.C.	Delaware	March 20, 2015
Jasper Springhill Street, L.L.C.	Delaware	March 20, 2015
Kansas Five Property, L.L.C.	Delaware	March 20, 2015
Karan Associates Two, L.L.C.	Delaware	March 20, 2015
Karan Associates, L.L.C.	Delaware	March 20, 2015
Karissa Court Property, L.L.C.	Delaware	March 20, 2015
KB Northwest Associates, L.L.C.	Delaware	March 20, 2015
Kentucky NH Properties, L.L.C.	Delaware	March 20, 2015
Kingsville Texas, L.L.C.	Delaware	March 20, 2015
LAD I Real Estate Company, LLC	Delaware	March 6, 2015
Louisville Dutchmans Property, L.L.C.	Delaware	March 20, 2015
Magnolia Drive Property, L.L.C.	Delaware	March 20, 2015
Manor Associates, L.L.C.	Delaware	March 20, 2015
Mansfield Aviv, L.L.C.	Delaware	March 20, 2015
Massachusetts Nursing Homes, L.L.C.	Delaware	March 20, 2015
McCarthy Street Property, L.L.C.	Delaware	March 20, 2015
Minnesota Associates, L.L.C.	Delaware	March 20, 2015
Mishawaka Property, L.L.C.	Delaware	March 20, 2015
Missouri Associates, L.L.C.	Delaware	March 20, 2015
Missouri Regency Associates, L.L.C.	Delaware	March 20, 2015
Monterey Park Leasehold Mortgage, L.L.C.	Delaware	March 20, 2015
Mount Washington Property, L.L.C.	Delaware	March 20, 2015
Mt. Vernon Texas, L.L.C.	Delaware	March 20, 2015
Murray County, L.L.C.	Delaware	March 20, 2015
Muscatine Toledo Properties, L.L.C.	Delaware	March 20, 2015
New Hope Property, L.L.C.	Delaware	March 20, 2015
Newtown ALF Property, L.L.C.	Delaware	March 20, 2015
Nicholasville Kentucky Property, L.L.C.	Delaware	March 20, 2015
North Las Vegas LLC	Delaware	March 6, 2015
North Royalton Ohio Property, L.L.C.	Delaware	March 20, 2015
Norwalk ALF Property, L.L.C.	Delaware	March 20, 2015
NRS Ventures, L.L.C.	Delaware	March 6, 2015
Oakland Nursing Homes, L.L.C.	Delaware	March 20, 2015
October Associates, L.L.C.	Delaware	March 20, 2015
Ogden Associates, L.L.C.	Delaware	March 20, 2015
OHI Asset (AR) Ash Flat, LLC	Delaware	March 6, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset (AR) Camden, LLC	Delaware	March 6, 2015
OHI Asset (AR) Conway, LLC	Delaware	March 6, 2015
OHI Asset (AR) Des Arc, LLC	Delaware	March 6, 2015
OHI Asset (AR) Hot Springs, LLC	Delaware	March 6, 2015
OHI Asset (AR) Malvern, LLC	Delaware	March 6, 2015
OHI Asset (AR) Mena, LLC	Delaware	March 6, 2015
OHI Asset (AR) Pocahontas, LLC	Delaware	March 6, 2015
OHI Asset (AR) Sheridan, LLC	Delaware	March 6, 2015
OHI Asset (AR) Walnut Ridge, LLC	Delaware	March 6, 2015
OHI Asset (AZ) Austin House, LLC	Delaware	March 6, 2015
OHI Asset (CA), LLC	Delaware	March 6, 2015
OHI Asset (CO), LLC	Delaware	March 6, 2015
OHI Asset (CT) Lender, LLC	Delaware	March 6, 2015
OHI Asset (FL) Lake Placid, LLC	Delaware	March 6, 2015
OHI Asset (FL) Lender, LLC	Delaware	March 6, 2015
OHI Asset (FL), LLC	Delaware	March 6, 2015
OHI Asset (GA) Macon, LLC	Delaware	March 6, 2015
OHI Asset (GA) Moultrie, LLC	Delaware	March 6, 2015
OHI Asset (GA) Snellville, LLC	Delaware	March 6, 2015
OHI Asset (ID) Holly, LLC	Delaware	March 6, 2015
OHI Asset (ID) Midland, LLC	Delaware	March 6, 2015
OHI Asset (ID), LLC	Delaware	March 6, 2015
OHI Asset (IL), LLC	Delaware	March 6, 2015
OHI Asset (IN) American Village, LLC	Delaware	March 6, 2015
OHI Asset (IN) Anderson, LLC	Delaware	March 6, 2015
OHI Asset (IN) Beech Grove, LLC	Delaware	March 6, 2015
OHI Asset (IN) Clarksville, LLC	Delaware	March 6, 2015
OHI Asset (IN) Clinton, LLC	Delaware	March 6, 2015
OHI Asset (IN) Connersville, LLC	Delaware	March 6, 2015
OHI Asset (IN) Crown Point, LLC	Delaware	March 6, 2015
OHI Asset (IN) Eagle Valley, LLC	Delaware	March 6, 2015
OHI Asset (IN) Elkhart, LLC	Delaware	March 6, 2015
OHI Asset (IN) Forest Creek, LLC	Delaware	March 6, 2015
OHI Asset (IN) Fort Wayne, LLC	Delaware	March 6, 2015
OHI Asset (IN) Franklin, LLC	Delaware	March 6, 2015
OHI Asset (IN) Greensburg, LLC	Delaware	March 6, 2015
OHI Asset (IN) Indianapolis, LLC	Delaware	March 6, 2015
OHI Asset (IN) Jasper, LLC	Delaware	March 6, 2015
OHI Asset (IN) Kokomo, LLC	Delaware	March 6, 2015
OHI Asset (IN) Lafayette, LLC	Delaware	March 6, 2015
OHI Asset (IN) Madison, LLC	Delaware	March 6, 2015
OHI Asset (IN) Monticello, LLC	Delaware	March 6, 2015
OHI Asset (IN) Noblesville, LLC	Delaware	March 6, 2015
OHI Asset (IN) Rosewalk, LLC	Delaware	March 6, 2015
OHI Asset (IN) Salem, LLC	Delaware	March 6, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset (IN) Seymour, LLC	Delaware	March 6, 2015
OHI Asset (IN) Spring Mill, LLC	Delaware	March 6, 2015
OHI Asset (IN) Terre Haute, LLC	Delaware	March 6, 2015
OHI Asset (IN) Wabash, LLC	Delaware	March 6, 2015
OHI Asset (IN) Westfield, LLC	Delaware	March 6, 2015
OHI Asset (IN) Zionsville, LLC	Delaware	March 6, 2015
OHI Asset (LA), LLC	Delaware	March 6, 2015
OHI Asset (MD), LLC	Delaware	March 6, 2015
OHI Asset (MI) Heather Hills, LLC	Delaware	March 6, 2015
OHI Asset (MI), LLC	Delaware	March 6, 2015
OHI Asset (MO), LLC	Delaware	March 6, 2015
OHI Asset (MS) Byhalia, LLC	Delaware	March 6, 2015
OHI Asset (MS) Cleveland, LLC	Delaware	March 6, 2015
OHI Asset (MS) Clinton, LLC	Delaware	March 6, 2015
OHI Asset (MS) Columbia, LLC	Delaware	March 6, 2015
OHI Asset (MS) Corinth, LLC	Delaware	March 6, 2015
OHI Asset (MS) Greenwood, LLC	Delaware	March 6, 2015
OHI Asset (MS) Grenada, LLC	Delaware	March 6, 2015
OHI Asset (MS) Holly Springs, LLC	Delaware	March 6, 2015
OHI Asset (MS) Indianola, LLC	Delaware	March 6, 2015
OHI Asset (MS) Natchez, LLC	Delaware	March 6, 2015
OHI Asset (MS) Picayune, LLC	Delaware	March 6, 2015
OHI Asset (MS) Vicksburg, LLC	Delaware	March 6, 2015
OHI Asset (MS) Yazoo City, LLC	Delaware	March 6, 2015
OHI Asset (NC) Wadesboro, LLC	Delaware	March 6, 2015
OHI Asset (OH) Lender, LLC	Delaware	March 6, 2015
OHI Asset (OH), LLC	Delaware	March 6, 2015
OHI Asset (OR) Portland, LLC	Delaware	March 6, 2015
OHI Asset (OR) Troutdale, LLC	Delaware	March 11, 2015
OHI Asset (PA) GP, LLC	Delaware	March 11, 2015
OHI Asset (PA) West Mifflin, LP	Delaware	March 11, 2015
OHI Asset (PA), LLC	Delaware	March 6, 2015
OHI Asset (SC) Aiken, LLC	Delaware	March 6, 2015
OHI Asset (SC) Anderson, LLC	Delaware	March 6, 2015
OHI Asset (SC) Easley Anne, LLC	Delaware	March 6, 2015
OHI Asset (SC) Easley Crestview, LLC	Delaware	March 6, 2015
OHI Asset (SC) Edgefield, LLC	Delaware	March 6, 2015
OHI Asset (SC) Greenville Griffith, LLC	Delaware	March 6, 2015
OHI Asset (SC) Greenville Laurens, LLC	Delaware	March 6, 2015
OHI Asset (SC) Greenville North, LLC	Delaware	March 6, 2015
OHI Asset (SC) Greenville, LLC	Delaware	March 6, 2015
OHI Asset (SC) Greer, LLC	Delaware	March 6, 2015
OHI Asset (SC) Marietta, LLC	Delaware	March 6, 2015
OHI Asset (SC) McCormick, LLC	Delaware	March 6, 2015
OHI Asset (SC) Orangeburg, LLC	Delaware	March 6, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset (SC) Pickens East Cedar, LLC	Delaware	March 6, 2015
OHI Asset (SC) Pickens Rosemond, LLC	Delaware	March 6, 2015
OHI Asset (SC) Piedmont, LLC	Delaware	March 6, 2015
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware	March 6, 2015
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware	March 6, 2015
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware	March 6, 2015
OHI Asset (TN) Bartlett, LLC	Delaware	March 6, 2015
OHI Asset (TN) Collierville, LLC	Delaware	March 6, 2015
OHI Asset (TN) Jefferson City, LLC	Delaware	March 11, 2015
OHI Asset (TN) Memphis, LLC	Delaware	March 6, 2015
OHI Asset (TN) Rogersville, LLC	Delaware	March 11, 2015
OHI Asset (TX) Anderson, LLC	Delaware	March 6, 2015
OHI Asset (TX) Bryan, LLC	Delaware	March 6, 2015
OHI Asset (TX) Burleson, LLC	Delaware	March 6, 2015
OHI Asset (TX) College Station, LLC	Delaware	March 6, 2015
OHI Asset (TX) Comfort, LLC	Delaware	March 6, 2015
OHI Asset (TX) Diboll, LLC	Delaware	March 6, 2015
OHI Asset (TX) Granbury, LLC	Delaware	March 6, 2015
OHI Asset (TX) Hondo, LLC	Delaware	March 6, 2015
OHI Asset (TX) Italy, LLC	Delaware	March 6, 2015
OHI Asset (TX) Winnsboro, LLC	Delaware	March 6, 2015
OHI Asset (TX), LLC	Delaware	March 6, 2015
OHI Asset (UT) Ogden, LLC	Delaware	March 6, 2015
OHI Asset (UT) Provo, LLC	Delaware	March 6, 2015
OHI Asset (UT) Roy, LLC	Delaware	March 6, 2015
OHI Asset (VA) Charlottesville, LLC	Delaware	March 6, 2015
OHI Asset (VA) Farmville, LLC	Delaware	March 6, 2015
OHI Asset (VA) Hillsville, LLC	Delaware	March 6, 2015
OHI Asset (VA) Rocky Mount, LLC	Delaware	March 6, 2015
OHI Asset (WA) Battle Ground, LLC	Delaware	March 6, 2015
OHI Asset (WV) Danville, LLC	Delaware	March 6, 2015
OHI Asset (WV) Ivydale, LLC	Delaware	March 6, 2015
OHI Asset CHG ALF, LLC	Delaware	March 11, 2015
OHI Asset CSB LLC	Delaware	March 6, 2015
OHI Asset CSE – E, LLC	Delaware	March 6, 2015
OHI Asset CSE – U, LLC	Delaware	March 6, 2015
OHI Asset CSE–E Subsidiary, LLC	Delaware	March 11, 2015
OHI Asset CSE–U Subsidiary, LLC	Delaware	March 11, 2015
OHI Asset HUD CFG, LLC	Delaware	March 6, 2015
OHI Asset HUD Delta, LLC	Delaware	March 6, 2015
OHI Asset HUD SF CA, LLC	Delaware	March 6, 2015
OHI Asset HUD SF, LLC	Delaware	March 6, 2015
OHI Asset HUD WO, LLC	Delaware	March 6, 2015
OHI Asset II (CA), LLC	Delaware	March 6, 2015
OHI Asset II (FL), LLC	Delaware	March 6, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset Management, LLC	Delaware	March 11, 2015
OHI Asset RO PMM Services, LLC	Delaware	March 6, 2015
OHI Asset RO, LLC	Delaware	March 6, 2015
OHI Asset, LLC	Delaware	March 6, 2015
OHI Healthcare Properties Holdco, Inc.	Delaware	March 11, 2015
OHI Healthcare Properties Limited Partnership	Delaware	March 11, 2015
OHI Mezz Lender, LLC	Delaware	March 6, 2015
Ohio Aviv Three, L.L.C.	Delaware	March 20, 2015
Ohio Aviv Two, L.L.C.	Delaware	March 20, 2015
Ohio Aviv, L.L.C.	Delaware	March 20, 2015
Ohio Indiana Property, L.L.C.	Delaware	March 20, 2015
Ohio Pennsylvania Property, L.L.C.	Delaware	March 20, 2015
Oklahoma Two Property, L.L.C.	Delaware	March 20, 2015
Oklahoma Warr Wind, L.L.C.	Delaware	March 20, 2015
Omaha Associates, L.L.C.	Delaware	March 20, 2015
Orange ALF Property, L.L.C.	Delaware	March 20, 2015
Oregon Associates, L.L.C.	Delaware	March 20, 2015
Oso Avenue Property, L.L.C.	Delaware	March 20, 2015
Ostrom Avenue Property, L.L.C.	Delaware	March 20, 2015
Panama City Nursing Center LLC	Delaware	March 6, 2015
Peabody Associates Two, L.L.C.	Delaware	March 20, 2015
Peabody Associates, L.L.C.	Delaware	March 20, 2015
Pennington Road Property, L.L.C.	Delaware	March 20, 2015
Prescott Arkansas, L.L.C.	Delaware	March 20, 2015
Ravenna Ohio Property, L.L.C.	Delaware	March 20, 2015
Richland Washington, L.L.C.	Delaware	March 20, 2015
Riverside Nursing Home Associates Two, L.L.C.	Delaware	March 20, 2015
Riverside Nursing Home Associates, L.L.C.	Delaware	March 20, 2015
Rockingham Drive Property, L.L.C.	Delaware	March 20, 2015
S.C. Portfolio Property, L.L.C.	Delaware	March 20, 2015
Salem Associates, L.L.C.	Delaware	March 20, 2015
San Juan NH Property, LLC	Delaware	March 20, 2015
Sandalwood Arkansas Property, L.L.C.	Delaware	March 20, 2015
Savoy/Bonham Venture, L.L.C.	Delaware	March 20, 2015
Searcy Aviv, L.L.C.	Delaware	March 20, 2015
Sedgwick Properties, L.L.C.	Delaware	March 20, 2015
Seguin Texas Property, L.L.C.	Delaware	March 20, 2015
Sierra Ponds Property, L.L.C.	Delaware	March 20, 2015
Skyler Maitland LLC	Delaware	March 6, 2015
Skyview Associates, L.L.C.	Delaware	March 20, 2015
Southeast Missouri Property, L.L.C.	Delaware	March 20, 2015
Southern California Nevada, L.L.C.	Delaware	March 20, 2015
St. Joseph Missouri Property, L.L.C.	Delaware	March 20, 2015
Star City Arkansas, L.L.C.	Delaware	March 20, 2015
Stephenville Texas Property, L.L.C.	Delaware	March 20, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Stevens Avenue Property, L.L.C.	Delaware	March 20, 2015
Suwanee, LLC	Delaware	March 6, 2015
Texas Fifteen Property, L.L.C.	Delaware	March 20, 2015
Texas Four Property, L.L.C.	Delaware	March 20, 2015
Texhoma Avenue Property, L.L.C.	Delaware	March 20, 2015
Tujunga, L.L.C.	Delaware	March 20, 2015
Tulare County Property, L.L.C.	Delaware	March 20, 2015
VRB Aviv, L.L.C.	Delaware	March 20, 2015
Washington Idaho Property, L.L.C.	Delaware	March 20, 2015
Wellington Leasehold, L.L.C.	Delaware	March 20, 2015
West Pearl Street, L.L.C.	Delaware	March 20, 2015
West Yarmouth Property I, L.L.C.	Delaware	March 20, 2015
Whitlock Street Property, L.L.C.	Delaware	March 20, 2015
Willis Texas Aviv, L.L.C.	Delaware	March 20, 2015
Yuba Aviv, L.L.C.	Delaware	March 20, 2015
Florida Real Estate Company, LLC	Florida	March 13, 2015
Pensacola Real Estate Holdings I, LLC	Florida	March 13, 2015
Pensacola Real Estate Holdings II, LLC	Florida	March 13, 2015
Pensacola Real Estate Holdings III, LLC	Florida	March 13, 2015
Pensacola Real Estate Holdings IV, LLC	Florida	March 13, 2015
Pensacola Real Estate Holdings V, LLC	Florida	March 13, 2015
Skyler Pensacola, LLC	Florida	March 13, 2015
Chippewa Valley, L.L.C.	Illinois	March 20, 2015
Commerce Nursing Homes, L.L.C.	Illinois	March 20, 2015
Effingham Associates, L.L.C.	Illinois	March 20, 2015
Heritage Monterey Associates, L.L.C.	Illinois	March 20, 2015
Hobbs Associates, L.L.C.	Illinois	March 20, 2015
Idaho Associates, L.L.C.	Illinois	March 20, 2015
Montana Associates, L.L.C.	Illinois	March 20, 2015
OHI (Illinois), LLC	Illinois	March 19, 2015
Orange, L.L.C.	Illinois	March 20, 2015
Pomona Vista L.L.C.	Illinois	March 20, 2015
Red Rocks, L.L.C.	Illinois	March 20, 2015
Rose Baldwin Park Property L.L.C.	Illinois	March 20, 2015
Santa Ana-Bartlett, L.L.C.	Illinois	March 20, 2015
Santa Fe Missouri Associates, L.L.C.	Illinois	March 20, 2015
Sun-Mesa Properties, L.L.C.	Illinois	March 20, 2015
Washington-Oregon Associates, L.L.C.	Illinois	March 20, 2015
Watauga Associates, L.L.C.	Illinois	March 20, 2015
OHI (Indiana), LLC	Indiana	March 13, 2015
OHI (Iowa), LLC	Iowa	March 13, 2015
Sterling Acquisition, LLC	Kentucky	March 13, 2015
48 High Point Road, LLC	Maryland	March 5, 2015
Arizona Lessor – Infinia, LLC	Maryland	March 6, 2015
Bayside Street, LLC	Maryland	March 19, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Colorado Lessor - Conifer, LLC	Maryland	March 6, 2015
Delta Investors I, LLC	Maryland	March 5, 2015
Delta Investors II, LLC	Maryland	March 5, 2015
Florida Lessor – Meadowview, LLC	Maryland	March 6, 2015
Georgia Lessor - Bonterra/Parkview, LLC	Maryland	March 6, 2015
Indiana Lessor – Wellington Manor, LLC	Maryland	March 6, 2015
OHI Asset (PA), LP	Maryland	March 19, 2015
OHI Asset II (PA), LP	Maryland	March 19, 2015
OHI Asset III (PA), LP	Maryland	March 19, 2015
OHI Asset IV (PA) Silver Lake, LP	Maryland	March 19, 2015
OHI Tennessee, LLC	Maryland	March 19, 2015
Omega TRS I, Inc.	Maryland	March 5, 2015
PV Realty–Willow Tree, LLC	Maryland	March 11, 2015
Texas Lessor – Stonegate GP, LLC	Maryland	March 19, 2015
Texas Lessor – Stonegate, Limited, LLC	Maryland	March 6, 2015
Texas Lessor – Stonegate, LP	Maryland	March 5, 2015
Washington Lessor – Silverdale, LLC	Maryland	March 19, 2015
OHIMA, LLC	Massachusetts	March 12, 2015
1200 Ely Street Holdings Co. LLC	Michigan	March 13, 2015
42235 County Road Holdings Co. LLC	Michigan	March 13, 2015
Dixie White House Nursing Home, LLC	Mississippi	March 20, 2015
Ocean Springs Nursing Home, LLC	Mississippi	March 20, 2015
Skyler Boyington, LLC	Mississippi	March 13, 2015
Skyler Florida, LLC	Mississippi	March 13, 2015
Alamogordo Aviv, L.L.C.	New Mexico	March 20, 2015
Clayton Associates, L.L.C.	New Mexico	March 20, 2015
N.M. Bloomfield Three Plus One Limited Company	New Mexico	March 20, 2015
N.M. Espanola Three Plus One Limited Company	New Mexico	March 20, 2015
N.M. Lordsburg Three Plus One Limited Company	New Mexico	March 20, 2015
N.M. Silver City Three Plus One Limited Company	New Mexico	March 20, 2015
Raton Property Limited Company	New Mexico	March 20, 2015
Canton Health Care Land, LLC	Ohio	March 13, 2015
Colonial Gardens, LLC	Ohio	March 13, 2015
Dixon Health Care Center, LLC	Ohio	March 13, 2015
Hutton I Land, LLC	Ohio	March 13, 2015
Hutton II Land, LLC	Ohio	March 13, 2015
Hutton III Land, LLC	Ohio	March 13, 2015
Leatherman 90-1, LLC	Ohio	March 13, 2015
Leatherman Partnership 89-1, LLC	Ohio	March 13, 2015
Leatherman Partnership 89-2, LLC	Ohio	March 13, 2015
Meridian Arms Land, LLC	Ohio	March 13, 2015
Orange Village Care Center, LLC	Ohio	March 13, 2015
St. Mary’s Properties, LLC	Ohio	March 13, 2015
The Suburban Pavilion, LLC	Ohio	March 13, 2015
Wilcare, LLC	Ohio	March 13, 2015

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Bala Cynwyd Real Estate, LP	Pennsylvania	March 13, 2015
Pavillion North Partners, LLC	Pennsylvania	March 13, 2015
Pavillion North, LLP	Pennsylvania	March 13, 2015
Pavillion Nursing Center North, LLC	Pennsylvania	March 13, 2015
Wheeler Healthcare Associates, L.L.C.	Texas	March 20, 2015